UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	January 14, 2005 January 13, 2005

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5057 (Commission File Number)	82-0100960 (I.R.S. Employer Identification No.)

150 Pierce Road Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)

(630) 773-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition; and

Item 7.01	Regulation FD Disclosure.

On January 13, 2005, we provided a memorandum to our associates regarding recent events.  For further information and the text of the memorandum, please see Exhibit 99.1 to this filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Interoffice Memorandum dated January 13, 2005 from Chris Milliken to OfficeMax associates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICEMAX INCORPORATED

By	/s/ Matthew R. Broad
Matthew R. Broad Executive Vice President, General Counsel and Corporate Secretary

Date:  January 14, 2005

EXHIBIT INDEX

Number	Description
99.1	Interoffice Memorandum dated January 13, 2005 from Chris Milliken to OfficeMax associates.